Other (Expense) Income, net	9 Months Ended	12 Months Ended
	Mar. 31, 2016	Jun. 30, 2015
Other Income and Expenses [Abstract]
Other (Expense) Income, net

Note 9—Other (Expense) Income, net

Other (expense) income, net is comprised of the following for the three and nine months ended March 31, 2016 and 2015:

	Three Months Ended March 31,		Nine Months Ended March 31,
	2016	2015	2016	2015
Loss on derivatives	$(752)	$(129)	$(935)	$(3,777)
Foreign currency (losses) gains	(510)	9,259	(3,850)	13,835
Other (loss) income	—	(30)	(12)	585

Other (expense) income, net	$(1,262)	$9,100	$(4,797)	$10,643

Note 8—Other Income (Expense), net

Other income (expense), net is comprised of the following for the year ended June 30, 2015, the period from August 15, 2013 through June 30, 2014, the period from July 1, 2013 through August 14, 2013, and for the year ended June 30, 2013:

	Successor		Predecessor
	For the year ended June 30, 2015	Period from August 15, 2013 through June 30, 2014	Period from July 1, 2013 through August 14, 2013	For the year ended June 30, 2013
Equity in net earnings of unconsolidated entities	$138	$225	$23	$599
Gain on retirement of Series C preferred stock (see Note 14)	—	—	—	3,159
Foreign currency gains (losses)	12,171	777	364	(220)
Gain on settlement of multiemployer pension liability	—	—	676	—
Impairment on investments	—	(1,006)	—	(2,112)
(Loss)/gain on derivatives	(2,307)	391	—	—
Other income (loss)	623	(17)	—	—

Other income, net	$10,625	$370	$1,063	$1,426

During the year ended June 30, 2011, the Company invested $1,093 for a 50% ownership in a SR3 Solutions, LLC (“SR3”), a packaging brokerage business, which is accounted for using the equity method of accounting. The Company recorded its portion of the net earnings of SR3 for the period of August 15, 2013 through June 30, 2014, the period from July 1, 2013 through August 14, 2013, and the year ended June 30, 2013 in the amount of $225, $23, and $599, respectively. The Company received cash dividends from SR3 of $407, $225, and $381 for the period from August 15, 2013 through June 30, 2014, the period from July 1, 2013 through August 14, 2013, and for the year ended June 30, 2013, respectively. In June 2014 the two principals of SR3 informed the Company that they would not renew their employment agreements that were to expire in August 2014 and began discussions to dissolve the partnership. Due to the principals’ decision the Company determined the investment was fully impaired and has recorded an impairment loss of $1,006 for the period from August 15, 2013 through June 30, 2014.

The Company maintains an investment in IMO Entertainment LLC (“IMO”) with an original cost of $1,000 for a 5% ownership. The investment is accounted for using the cost method. IMO is a provider of online audio and video services offering a selection of television shows, music, movies, clips, eBooks, games, audiobooks, music videos, and other content. Due to IMO’s lack of resources and the inability of IMO to generate enough revenue to support costs, the Company determined the investment was fully impaired and has recorded an impairment loss of $1,000 for the year ended June 30, 2013.

The Company maintains an investment in Zoo Digital Group PLC (“Zoo”) with an original cost of $1,341 for a 9% ownership. Zoo is a provider of software and software-led services for the filmed entertainment and pharmaceutical markets. At June 30, 2015 and 2014, the fair market value of Zoo was $253 and $238, respectively. The investment is classified as an available-for-sale security. At June 30, 2013, management determined the decline in the fair value of Zoo was other than temporary, and recognized an impairment loss of $1,112.